                              AMENDED AND RESTATED
                               1989 STOCK PLAN OF
                                  VIAGENE, INC.
                         AS ADOPTED ON NOVEMBER 28, 1989
                         AND AMENDED ON OCTOBER 12, 1991
                        AND AMENDED ON SEPTEMBER 2, 1992

SECTION 1. ESTABLISHMENT AND PURPOSE.

          The Plan was established in 1989 to offer selected employees, directors, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422A of the Code.

SECTION 2.  DEFINITIONS.

          (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 3(a).

          (d)    "COMPANY" shall mean Viagene, Inc., a Delaware corporation.

          (e) "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

          (f) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

          (g) "FAIR MARKET VALUE" shall mean the fair market Value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

          (h) "ISO" shall mean an employee incentive stock option described in section 422A(b) of the Code.

          (i) "NONSTATUTORY OPTION" shall mean an employee stock option not described in sections 422(b), 422A(b), 423(b) or 424(b) of the Code.

          (j) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (k) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          (1)    "OPTIONEE" shall mean an individual who holds an Option.

          (m)    "PLAN" shall mean this 1989 Stock Plan of Viagene, Inc.

          (n) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

          (o)    "SERVICE" shall mean service as an Employee.

          (p) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

          (q)    "STOCK" shall mean the Common Stock of the Company.

          (r) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

          (s) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

          (t) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          (u) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

SECTION 3. ADMINISTRATION.

          (a) COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

          (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of/the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

          (c) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

          (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

          (d) FINANCIAL REPORTS. Not less often than annually, the Company shall furnish to Optionees and Offerees reports of its financial condition, unless such Optionees and Offerees have access to equivalent information through their employment. Such reports need not be audited.

SECTION 4. ELIGIBILITY.

          (a) GENERAL RULE. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOS.

          (b) TEN-PERCENT SHAREHOLDERS. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price or Purchase Price (if any) is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) in the case of an ISO, such,ISO by its terms is not exercisable after the expiration of five years from the date of grant.

          (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

          (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

          (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of options or other rights to acquire Shares) shall not exceed 2,700,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

          (a)    STOCK PURCHASE AGREEMENT.  Each  award  or  sale  of
Shares under the Plan (other than upon exercise of an option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHT;. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the offeree to whom such right was granted.

          (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

          (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

          (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

          (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a

Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

          (d) WITHHOLDING TAXES. As a condition to the exercise of an option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (e) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at least as rapidly as set forth in the following schedule:

               Anniversary of            Percentage of
               Date of Grant           Shares Exercisable
               -------------           ------------------
                    First                       20%
                    Second                      40%
                    Third                       60%
                    Fourth                      80%
                    Fifth                      100%


Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

          (f) NONTRANSFERABILITY. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

          (g) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (e) above;

          (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

          (h) LEAVES OF ABSENCE. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          (i) DEATH OF OPTIONEE. If an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (e) above; or

          (ii)   The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

          (j) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

          (k) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

          (1) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Any service-based vesting conditions shall not be less rapid than the schedule set forth in Subsection (e) above.

SECTION 8.  PAYMENT FOR SHARES.

          (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows!

          (i) In the case of Shares sold under the terms of a stock purchase agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such stock purchase agreement. However, the Committee (at its sole discretion) may specify in the stock purchase agreement that payment may be made in one or both of the forms described in Subsections
(c) and (d) below.

          (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made in one or both of the forms described in Subsections (b) and (d) below.

          (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment in one or both of the forms described in Subsections (b) and (d) below.

          (b) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (c) SERVICES RENDERED. To the extent that this Subsection (c) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

          (d) PROMISSORY NOTE. To the extent that this Subsection (d) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note.

SECTION 9. ADJUSTMENT OF SHARES.

          (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding

Option or (iii) the Exercise Price under each outstanding Option.

          (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume the outstanding Options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees' consent.

          (c)    RESERVATION OF RIGHTS.  Except as provided in this Section
9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

          Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO EMPLOYMENT RIGHTS.

          No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.

          (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the

Board of Directors, any Option grants or Stock awards already made shall be null and void, and no additional Option grants or Stock awards shall be made after such date. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

          (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOS, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

          To record the amendment and restatement of the Plan by the Board of Directors on September 2, 1992, the Company has caused its authorized officer to execute the same.
                                               VIAGENE, INC.


                                               By /s/
                                                  ---------------------

          THE OPTION GRANTED PURSUANT TO THIS INCENTIVE STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                        1989 STOCK PLAN OF VIAGENE, INC.:

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS AGREEMENT, entered into as of ________________, 19__, between VIAGENE, INC., a Delaware corporation (the "Company"), and ____________________ (the "Optionee"),

                              W I T N E S S E T H:

          WHEREAS the Company's Board of Directors has established the 1989 Stock Plan of Viagene, Inc., in order to provide selected employees, directors, consultants and advisors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and

          WHEREAS the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Incentive Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

           N o w, T h e r e f o r e, it is  agreed  as  follows:

SECTION 1.  GRANT OF OPTION.

          (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase ___________________________ (_______) Shares for the sum of _________________________ ($________) per Share,
which is agreed to be 100% of the fair market value thereof on the Date of Grant. This option is intended to be an Incentive Stock Option.

          (b) STOCK PLAN. This option is granted pursuant to the Plan, a copy of which the optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.

          (c) STOCKHOLDER APPROVAL. This option is granted subject to approval by the stockholders of the Company to the amendment to the Plan adopted by the Board of Directors on October 12, 1991 (the "Amendment"). Should the Amendment not be approved by the stockholders of the Company, this grant shall be null and void.


SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.


SECTION 3. RIGHT TO EXERCISE.

          (a) VESTING. Subject to the conditions stated herein, the right to exercise this option shall accrue on a daily basis over the five-year period commencing ____________________. The percentage of the total number of Shares subject to this option with respect to which this option is exercisable at any time shall be equal to the product of 0.000547945 times the number of days that have elapsed since ___________________; provided, however, that no part of this option shall be exercisable with respect to any number of shares until such time as Optionee shall have completed six months of Service (as defined by and determined in accordance with the Plan) from ___________________. The resulting number of Shares shall be rounded to the nearest integer.

          (b) PERIODS OF NONEXERCISABILITY. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in
Section 3(a) other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing in advance of any such designation by the Company.

          (c) STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the Company's stockholders.


SECTION 4. EXERCISE PROCEDURES.

          (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the

Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The optionee or the Optionee's representative shall deliver to the Secretary or Assistant Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

          (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

          The entire Purchase Price may be paid in lawful money of the United States of America. Alternatively, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this option which, together with any amount paid in lawful money, is equal to the Purchase Price.

SECTION 6.  TERM AND EXPIRATION.

          (a) BASIC TERM. This option shall in any event expire on the date 10 years after the Date of Grant.

          (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (a) above;

          (ii) The date 90 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or

          (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.

          (c) DEATH OF OPTIONEE. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (a) above; or

          (ii)   The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the optionee dies.

          (d) LEAVES OF ABSENCE. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

SECTION 7. THE COMPANY'S RIGHT OF FIRST OFFER.

          In the event that the Optionee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, such Shares shall first be offered to the Company as follows:

          (a) The Optionee shall promptly deliver a notice ("Notice") to the Company stating (i) Optionee's bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Optionee proposes to sell or transfer such Shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Notice shall be signed by both Optionee and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company's rights of first offer as set forth herein.

          (b) Within 30 days after receipt of the Notice, the Company may elect to purchase all of the Shares to which the Notice refers, at the price per Share specified in the Notice. If the Company elects not to purchase all such Shares, the Company may assign its right to purchase all such Shares.
The assignees may elect within 30 days after receipt by the Company of the Notice to purchase all Shares to which the Notice refers, at the price per Share specified in the Notice. An election to purchase shall be made by written notice to Optionee. Payment for all Shares elected to be purchased pursuant to this Section 7 shall be made within 30 days of the receipt by the Company of the Notice.

          (c) If all of the Shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b) hereof, the Optionee may sell the Shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within three months of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. The third-party Transferee shall acquire the Shares of stock free and clear of the Company's right of first offer.

          (d) Any proposed transfer on terms and conditions different from those set forth in the notice of transfer, as well as any subsequent proposed transfer shall again be subject to the Company's right of first offer and shall require compliance with the procedures described in this Section 7.

          (e) Optionee agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.

          (f) Notwithstanding the above, neither the Company nor any assignee of this Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act.

          (g) This Section 7 shall not apply to a transfer by will or intestate succession, provided that the Transferee agrees in writing to be bound by the terms of this Agreement.

          (h) If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with the provisions of Section 7 of this Agreement, then from and after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          (i) The Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares issued under this Agreement which have been delivered to Optionee, to a trust established by the Optionee for the benefit of optionee, Optionee's spouse or children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Company.

          (j) All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legend:

          "The shares represented by this Certificate are subject to certain restrictions on transfer and options to purchase such shares set forth in an agreement between Viagene, Inc. and the registered holder, or such-holder's predecessor in interest. Such agreement imposes certain transfer restrictions and grants certain rights of first offer to the Corporation (or its assigns) upon the sale of the shares. A copy of such agreement is on file at the principal office of the Corporation and will be furnished upon written request to the Secretary of the Corporation by the holder of record of the Shares represented by this Certificate."


SECTION 8.  LEGALITY OF INITIAL ISSUANCE.

          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

          (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

          (c) Any other applicable provision of state or federal law has been satisfied


SECTION 9. NO REGISTRATION RIGHTS.

          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.


SECTION 10.  RESTRICTIONS ON TRANSFER OF SHARES.

          (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

          (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

          (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

          (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.  SHARES AND ADJUSTMENTS.

          (a) GENERAL. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of

Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or
(ii) the Exercise Price.

          (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of this option by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume this option, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under this agreement and the Exercise Price and for its cancellation if not exercised or settled, in either case without the Optionee's consent.

          (c) RESERVATION OF RIGHTS. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 12.  MISCELLANEOUS PROVISIONS.

          (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

          (b) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.

          (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the optionee's service at any time, with or without cause.

          (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days' advance written notice to the other party to this Agreement.

          (e) ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.

          (f) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.


SECTION 13.  DEFINITIONS.

          (a)    "AGREEMENT" shall mean this Incentive Stock Option Agreement.

          (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

          (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (d)    "COMMITTEE" shall mean the committee of the Board described in
Section 3 of the Plan or, if none has been appointed, the full Board.

          (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.

          (f) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or of a Subsidiary.

          (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section l(a).

          (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422A(b) of the Code.

          (i) "PLAN" shall mean the 1989 Stock Plan of Viagene, Inc., as in effect on the Date of Grant.

          (j) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

          (k) "RIGHT OF FIRST OFFER" shall mean the Company's right of first offer described in Section 7.

          (1) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (m) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

          (n)    "STOCK" shall mean the Common Stock of the Company.

          (o) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of Subsidiary on a date after adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          (p) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

          (q) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.


          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

OPTIONEE                           VIAGENE, INC.


                                   By
--------------------------------      -----------------------------
Optionee's Address:                Company's Address:

                                   11075 Roselle Street
--------------------------------   San Diego, CA  92121

--------------------------------

                                    EXHIBIT A

                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

                   BY THE INCENTIVE STOCK OPTION AGREEMENT OF

                                 VIAGENER, INC.

                             A DELAWARE CORPORATION


          The undersigned, as transferee of shares of VIAGENE, INC., hereby acknowledges that he or she has read and reviewed the terms of the Incentive Stock Option Agreement of Viagene, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.


          Dated:              , 19   .
                --------------    ---


                                        ---------------------------------------

                        ACKNOWLEDGMENT OF RECEIPT OF COPY

                            OF SECTION 260.141.11 OF

                            THE CALIFORNIA CORPORATE

                                SECURITIES RULES


          Pursuant to the grant to the undersigned of an option to purchase shares of Common Stock of Viagene, Inc., under that Incentive Stock Option Agreement dated as of ____________, 19__, the undersigned hereby acknowledges that he or she received a copy of section 260.141.11 of the California Corporation Securities Rules as required by subsection (a) thereof, and that such receipt occurred at the same time as the undersigned entered into the aforementioned Incentive Stock Option Agreement.



                                        ---------------------------------------

                                    EXHIBIT A
                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                  BY THE NONSTATUTORY STOCK OPTION AGREEMENT OF
                                  VIAGENE, INC.
                             A DELAWARE CORPORATION


          The undersigned, as transferee of shares of VIAGENE, INC., hereby acknowledges that he or she has read and reviewed the terms of the Nonstatutory Stock Option Agreement of Viagene, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

          Dated:__________________ ,  19___.

                                  -----------------------------------------

                        ACKNOWLEDGMENT OF RECEIPT OF COPY
                            OF SECTION 260.141.11 OF
                            THE CALIFORNIA CORPORATE
                                SECURITIES RULES


     Pursuant to the grant to the undersigned of an option to purchase shares of Common Stock of Viagene, Inc., under that Nonstatutory Stock Option Agreement dated as of ________, 19__, the undersigned hereby acknowledges that he or she received a copy of section 260.141.11 of the California Corporation Securities Rules as required by subsection (a) thereof, and that such receipt occurred at the same time as the undersigned entered into the aforementioned Nonstatutory Stock Option Agreement.


                                      -------------------------------------

           THE OPTION GRANTED PURSUANT TO THIS NONSTATUTORY STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                        1989 STOCK PLAN OF VIAGENE, INC.:

                       NONSTATUTORY STOCK OPTION AGREEMENT

          THIS AGREEMENT, entered into as of ________, 19__, between VIAGENE INC., a Delaware corporation (the "Company"), and ___________________________ (the "Optionee"),

                              W I T N E S S E T H:

          WHEREAS the Company's Board of Directors has established the 1989 Stock Plan of Viagene, Inc., in order to provide selected employees, directors, consultants and advisors of the Company and its Subsidiaries with an opportunity to acquire Common Stock of the Company; and
          WHEREAS the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the Nonstatutory Stock Option described in this Agreement to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive for extraordinary efforts during such service:

          N O W,  T H E R E F O R E, it is agreed as follows:

SECTION 1.  GRANT OF OPTION.

          (a) OPTION. On the terms and conditions stated below, the Company hereby grants to the Optionee the option to purchase _______________________________________ (_______) Shares for
the  sum  of __________________________________ ($_______) per Share, which is agreed to be 100% of the fair market value thereof on the Date of Grant.
This option is not intended to be an Incentive Stock Option.
          (b) STOCK PLAN. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received and read. The provisions of the Plan are incorporated into this Agreement by this reference.
          (c) STOCKHOLDER APPROVAL. This option is granted subject to approval by the stockholders of the Company to the amendment to the Plan adopted by the Board of Directors on October 12, 1991 (the "Amendment"). Should the Amendment not be approved by the stockholders of the Company, this grant shall be null and void.

SECTION 2. NO TRANSFER OR ASSIGNMENT OF OPTION.

          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option and the rights and privileges conferred hereby shall immediately become null and void.

SECTION 3.  RIGHT TO EXERCISE.

          (a) VESTING. Subject to the conditions stated herein, the right to exercise this option shall accrue on a daily basis over the five-year period commencing on __________________. The percentage of the total number of Shares subject to this option with respect to which this option is exercisable at any time shall be equal to the product of 0.000547945 times the number of days that have elapsed since___________________; provided, however, that no part of this option shall be exercisable with respect to any number of Shares until such time as the Optionee shall have completed six months of Service (as defined by and determined in accordance with the Plan) from ____________________________. The resulting number of Shares shall be rounded to the nearest integer.
          (b) PERIODS OF NONEXERCISABILITY. Any other provision of this Agreement notwithstanding the Company shall have the right to designate one or more periods of time, each of which shall not exceed 18 consecutive months in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in
Section 3(a) other than to limit the periods during which this option shall be exercisable. The Optionee shall be notified in writing in advance of any such designation by the Company.
          (c) STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, this option shall not be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

SECTION 4. EXERCISE PROCEDURES.

          (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Secretary of the Company pursuant to Section 12(d). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising this option. In the event that this option is being exercised by the representative of the

Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Secretary or Assistant Secretary of the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.
          (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

          The entire Purchase Price may be paid in lawful money of the United States of America. Alternatively, all or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned for more than 12 months by the Optionee or the Optionee's representative and must have a fair market value (as determined by the Committee) on the date of exercise of this option which, together with any amount paid in lawful money, is equal to the Purchase Price.

SECTION 6.  TERM AND EXPIRATION.

          (a) BASIC TERM. This option shall in any event expire on the date 10 years after the Date of Grant.
          (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's service as an Employee terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:
          (i) The expiration date determined pursuant to Subsection (a) above;
          (ii) The date 90 days after the termination of the Optionee's service as an Employee for any reason other than Total and Permanent Disability; or
          (iii) The date six months after the termination of the Optionee's service as an Employee by reason of Total and Permanent Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's service terminated. The balance of this option shall lapse when the Optionee's service as an Employee terminates. In the event that the Optionee dies after the termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's service terminated.
          (c) DEATH OF OPTIONEE. If the Optionee dies as an Employee, then this option shall expire on the earlier of the following dates:
          (i) The expiration date determined pursuant to Subsection (a) above; or
          (ii)  The date six months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. The balance of this option shall lapse when the Optionee dies.
          (d) LEAVES OF ABSENCE. For purposes of this Section 6, the Employee relationship shall be deemed to continue during any period when the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). However, if the Optionee's reemployment rights are not guaranteed by statute or by contract, then the Employee relationship shall not be deemed to continue beyond the 90th day of such period.

SECTION 7. THE COMPANY'S RIGHT OF FIRST OFFER.

          In the event that the Optionee proposes to sell, pledge or otherwise transfer to any person any Shares acquired under this Agreement, or any interest in such Shares, such Shares shall first be offered to the Company as follows:
          (a) The Optionee shall promptly deliver a notice ("Notice") to the Company stating (i) Optionee's bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, and the basic terms and conditions of such sale or transfer, (iii) the price for which Optionee proposes to sell or transfer such Shares, (iv) the name of the proposed purchaser or transferee, and (v) proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Notice shall be signed by both Optionee and the proposed purchaser or transferee and must constitute a binding commitment subject to the Company's rights of first offer as set forth herein.
          (b) Within 30 days after receipt of the Notice, the Company may elect to purchase all of the Shares to which the Notice refers, at the price per Share specified in the Notice. If the Company elects not to purchase all such Shares, the Company may assign its right to purchase all such Shares. The assignees may elect within 30 days after receipt by the Company of the Notice to purchase all Shares to which the Notice refers, at the price per Share specified in the Notice. An election to purchase shall be made by written notice to Optionee. Payment for all Shares elected to be purchased pursuant to this Section 7 shall be made within 30 days of the receipt by the Company of the Notice.
          (c) If all of the Shares to which the Notice refers are not elected to be purchased, as provided in subparagraph 7(b) hereof, the Optionee may sell the Shares to any person named in the Notice at the price specified in the Notice, provided that such sale or transfer is consummated within three months of the date of said Notice to the Company, and provided, further, that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. The third-party Transferee shall acquire the Shares of stock free and clear of the Company's right of first offer.
          (d) Any proposed transfer on terms and conditions different from those set forth in the notice of transfer, as well as any subsequent proposed transfer shall again be subject to the Company's right of first offer and shall require compliance with the procedures described in this Section 7.
          (e) Optionee agrees to cooperate affirmatively with the Company, to the extent reasonably requested by the Company, to enforce rights and obligations pursuant to this Agreement.
          (f) Notwithstanding the above, neither the Company nor any assignee of the Company under this Section 7 shall have any right under this Section 7 at any time subsequent to the closing of a public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933.
          (g) This Section 7 shall not apply to a transfer by will or intestate succession, provided that the Transferee agrees in writing to be bound by the terms of this Agreement.
          (h) If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with the provisions of Section 7 of this Agreement, then from and after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
          (i) The Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares issued under this Agreement which have been delivered to Optionee, to a trust established by the optionee for the benefit of Optionee, Optionee's spouse or children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of the attached Exhibit A and file the same with the Secretary of the Company.

          (j) All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legend:

          "The shares represented by this Certificate are subject to certain restrictions on transfer and options to purchase such shares set forth in an agreement between Viagene, Inc. and the registered holder, or such holder's predecessor in interest. Such agreement imposes certain transfer restrictions and grants certain rights of first offer to the Corporation (or its assigns) upon the sale of the shares. A copy of such agreement is on file at the principal office of the Corporation and will be furnished upon written request to the Secretary of the Corporation by the holder of record of the Shares represented by this Certificate."


SECTION 8.  LEGALITY OF INITIAL ISSUANCE.

          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:
          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;
          (b) Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and
          (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.  RESTRICTIONS ON TRANSFER OF SHARES.

          (a) RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.
          (b) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.
          (c) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.
          (d) LEGEND. All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (e) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
          (f) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.  SHARES AND ADJUSTMENTS.

          (a) GENERAL. In the event of subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of

Shares, a combination or consolidation.of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or both of (i) the number of Shares covered by this option or
(ii) the Exercise Price.
          (b) MERGERS; CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of this option by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume this option, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for its cancellation if not exercised or settled, in either case without the Optionee's consent.
          (c) RESERVATION OF RIGHTS. Except as provided in this Section 11, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to this option. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.  MISCELLANEOUS PROVISIONS.

          (a) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold foreign, federal, state or local tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.
          (b) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until such Shares have been issued in the name of the Optionee or the Optionee's representative.
          (c) NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall be construed as giving the Optionee the right to be retained as an Employee. The Company reserves the right to terminate the optionee's service at any time, with or without cause.
          (d) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail with postage and fees prepaid and addressed to the party entitled to such notice at the address shown below such party's signature on this Agreement, or at such other address as such party may designate by 10 days, advance written notice to the other party to this Agreement.
          (e) ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.
          (f) CHOICE OF Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.


SECTION 13.  DEFINITIONS.

          (a) "AGREEMENT" shall mean this Nonstatutory  Stock Option Agreement.
          (b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.
          (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

           (d) "COMMITTEE" shall mean the committee of the Board described in
Section 3 of the Plan or, if none has been appointed, the full Board.
          (e) "DATE OF GRANT" shall mean the date on which the Committee resolved to grant this option, which is also the date as of which this Agreement is entered into.
          (f) "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor who performs services for the Company or a Subsidiary.
          (g) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in Section l(a).
          (h) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in section 422A(b) of the Code.
          (i) "NONSTATUTORY STOCK OPTION" shall mean an employee stock option not described in sections 422(b), 422A(b), 432(b) or 424(b) of the Code.
          (j) "PLAN" shall mean the 1989 Stock Plan of Viagene, Inc., as in effect on the Date of Grant.
          (k) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.
          (1) "RIGHT OF FIRST OFFER" shall mean the Company's right of first offer described in Section 7.

           (m) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
          (n) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).
          (o)   "STOCK" shall mean the Common Stock of the Company.
          (p) "SUBSIDIARY" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after adoption of the Plan shall be considered a Subsidiary commencing as of such date.
          (q) "TOTAL AND PERMANENT DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

           (r) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its officer duly authorized to act on behalf of the Committee, and the Optionee has personally executed this Agreement.

OPTIONEE                      VIAGENE, INC.

                              By
---------------------------     ---------------------
Optionee's Address:           Company's Address:


---------------------------    11075 Roselle Street
                               San Diego, CA  92121
---------------------------
                                      -19-